U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     FORM 8-K/A


                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 24, 2004

                                    INZON CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-17345               41-1578316
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

   238 Northeast 1st Avenue, Delray Beach, Florida              33444
     (Address of Principal Executive Offices)                 (Zip Code)

     Registrant's telephone number, including area code:  (800) 830-6242


   W-J International, Ltd., 23 Washburne Avenue, Paynesville, Minnesota 56362
          Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 24, 2004, the Registrant entered into an Agreement and Plan of Merger ("Agreement") with InZon Corporation, a Delaware corporation, and all of InZon's holders of common shares. Under this agreement, InZon was merged into the Registrant, with the Registrant being the surviving corporation. This agreement was approved by the Boards of Directors of both companies, and has been approved by a majority of the common shareholders of each of the companies (in the case of the Registrant, consisting of Edward Webb, the president, who held a majority in interest). An Information Statement was filed with the Securities and Exchange Commission and mailed out to all shareholders of record other than Mr. Webb; this document also set forth the dissenters' rights under Nevada law in connection with this transaction. Subsequently, Articles of Merger were filed with the Nevada Secretary of State on October 1, 2004, which closed this transaction. This merger is intended to be a reverse merger for accounting purposes.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     (a) Upon the closing of this transaction, the Registrant issued the following restricted shares of common stock were issued: David F.
Levy: 10,940,675; James B. Smith: 10,940,675; Maurice Vega: 3,296,594
(2,023,297 shares are held by Executive Financial Group, a company that he controls); and Philip Loh: 500,000. These issuances were under the terms of the Agreement, which provided one new share of common stock of the Registrant would be issued for each share of outstanding common stock of InZon Corporation.

     (b) On December 10, 2004, the Registrant issued 200,000 restricted shares of common stock to Richard Dea for services rendered to the company.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     The issuance of the shares as set forth under Item 3.02 resulted in these individuals holding a total of 25,877,944 shares of common stock, which represent approximately 86% of the total issued and outstanding shares of common stock of the company of 29,951,716. Therefore, this caused a change in control of the Registrant.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     With the closing of this transaction on October 1, 2004, the following individuals were appointed to the Registrant's board of directors: David F. Levy, Philip Loh, and Richard Dea. Immediately thereafter, the existing board members and officers resigned: Edward
H. Webb, Kathy V. Webb, and Gary Borglund. Messrs. Dea and Loh were appointed as the independent audit committee for the Registrant.

     On that date, the new board of directors elected the officer of the Registrant: David F. Levy, chief executive officer, Philip Loh, Secretary, James B. Smith, chief operating officer, Richard Dea, chief financial officer/treasurer, and Maurice Vega, vice president - mergers and acquisitions. Messrs. Levy and Smith have previously entered into employment agreements with InZon Corporation, the Delaware corporation; these agreements remained in effect after the completion of the merger (see Exhibits 10.1 and 10.2)

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
IN FISCAL YEAR

     In connection with the Agreement, on October 1, 2004 the Registrant filed amended and restated articles of incorporation with the Nevada Secretary of State (see Exhibit 3.1). Among other thing, this amendment and restated resulted in the change of the name of the Registrant from "W-J International, Ltd." to "InZon Corporation." On this date, the Registrant also restated Bylaws (see Exhibit 3.2).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

     The Registrant has determined that this acquisition must comply with Rule 3.05 of Regulation S-X, and therefore financial statements will be furnished for at least the two most recent fiscal years and any interim periods for InZon Corporation, the Delaware corporation acquired in the merger. As was impracticable to provide the required financial statements for this acquired business at the time this original Form 8-K was filed; these will be filed as an amendment to this filing. Pro forma financial information will also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                             SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       InZon Corporation



Dated: January 14, 2005                By: /s/  David F. Levy
                                       David F. Levy
                                       Chief Executive Officer

                                EXHIBIT INDEX

Number             Description

2 Agreement and Plan of Merger between the Registrant, on the one hand, and InZon Corporation and all of its holders of common stock, on the other hand, dated September 24, 2004 (including Exhibit A: Identification of InZon Corporation Shareholders; Exhibit B: Amended and Restated Articles of Incorporation; Exhibit B-1: Restated Bylaws; Exhibit C: W-J International, Ltd. Financial Statements; Exhibit D:
      Exceptions - W-J International, Ltd. Representations and Waranties; Exhibit E: InZon Corporation Unaudited Balance Sheet and Income Statement; Exhibit F: Exceptions - InZon Corporation Representations and Waranties; Exhibit G:
      Shareholder Letter; Exhibit H: Permitted InZon Corporation Transactions; Exhibit I: Certificate of Officer Pursuant to Agreement and Plan of Merger; and Exhibit J: Certificate of Officer Pursuant to Agreement and Plan of Merger) (incorporated by reference to Exhibit 2 of the Form 8-K filed on October 1, 2004).

3.1   Amended and Restated Articles of Incorporation of the
      Registrant, dated October 1, 2004 (filed herewith).

3.2   Restated Bylaws of the Registrant, dated October 1, 2004
      (filed herewith).

10.1  Employment Agreement between InZon Corporation (the
      Delaware corporation) and David F. Levy, dated June 1, 2004
     (filed herewith).

10.2  Employment Agreement between InZon Corporation (the
      Delaware corporation) and James B. Smith, dated June 1,
      2004 (filed herewith).